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                       Supplement to the Prospectus for:

                      SCHWAB MARKETMANAGER PORTFOLIOS(TM)
                    Schwab MarketManager Balanced Portfolio
                     Schwab MarketManager Growth Portfolio
                  Schwab MarketManager International Portfolio
                    Schwab MarketManager Small Cap Portfolio
                                 Dated 2/29/00

THE "PORTFOLIO MANAGEMENT" SECTION IS AMENDED TO INCLUDE THE FOLLOWING:

   The MarketManager Portfolios may invest in the Excelsior Funds without limitation, just as the MarketManager Portfolios can invest without limitation in affiliated SchwabFunds. The advisers to the Excelsior Funds are United States Trust Company of New York, U.S. Trust Company (Connecticut) and/or other subsidiaries of U. S. Trust Corporation (U.S. Trust). U.S. Trust and Charles Schwab Investment Management, Inc. are under the common control of The Charles Schwab Corporation.

Please retain this supplement for future reference.
TF7891 (7/01/00)